Accounts receivable	12 Months Ended
Mar. 31, 2012
Accounts receivable [Abstract]
Accounts receivable

7. Accounts receivable

	March 31, 2012	March 31, 2011
Accounts receivable – trade	$180,917	$115,660
Accounts receivable – holdbacks	32,134	12,018
Income and other taxes receivable	–	397
Accounts receivable – other	1,288	437
Allowance for doubtful accounts (note 21(d))	(210)	(30)
	$214,129	$128,482

Accounts receivable – holdbacks represent amounts up to 10% under certain contracts that the customer is contractually entitled to withhold until completion of the project or until certain project milestones are achieved. Holdbacks include $6,038 as of March 31, 2012 (March 31, 2011– $587) which relate to contracts whereby the normal operating cycle is greater than one year and therefore are not expected to be collected within a year.